UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 12, 2022

TERMINIX HOLDINGS, LLC

 (as successor by merger to Terminix Global Holdings, Inc.)

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common, par value $0.01	TMX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed in connection with the consummation, on October 12, 2022 (the “Closing Date”), of the previously announced acquisition of Terminix Global Holdings, Inc., a Delaware corporation (“Terminix”), pursuant to the Agreement and Plan of Merger (the “Agreement and Plan of Merger”) dated as of December 13, 2021, by and among Terminix, Rentokil Initial plc (“Rentokil Initial”), Rentokil Initial US Holdings, Inc., a wholly owned subsidiary of Rentokil Initial (“Bidco”), Leto Holdings I, Inc., a direct, wholly owned subsidiary of Bidco (“Merger Sub I”) and Leto Holdings II, LLC, a direct, wholly owned subsidiary of Bidco (“Merger Sub II”), as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 14, 2022 (the “Amendment,” and, together with the Agreement and Plan of Merger, the “Merger Agreement”). On the Closing Date, pursuant to the terms of the Merger Agreement, (1) Merger Sub I merged with and into Terminix (the “First Merger”), with Terminix surviving the First Merger as a direct, wholly owned subsidiary of Bidco, and (2) immediately following the effective time of the First Merger (such time, the “First Effective Time”), Terminix merged with and into Merger Sub II (such merger, the “Second Merger,” such time, the “Second Effective Time,” and, together with the First Merger, the “Transaction”), with Merger Sub II surviving the Second Merger as a direct, wholly owned subsidiary of Bidco and an indirect, wholly owned subsidiary of Rentokil Initial (the “Surviving Company”). In connection with the Second Merger, the Surviving Company was renamed Terminix Holdings, LLC. The events described in this Current Report on Form 8-K occurred in connection with the consummation of the Transaction.

Item 1.02.	Termination of Material Definitive Agreements.

On the Closing Date, in connection with the completion of the Transaction, Terminix paid all amounts owed, and terminated all commitments outstanding under, that certain Credit Agreement, dated as of July 1, 2014, by and among The Terminix Company, LLC, the lenders and other parties thereto and JPMorgan Chase Bank, as administrative and collateral agent. In connection therewith, all guarantees of and liens securing the obligations thereunder were terminated.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the Closing Date, Terminix completed the Transaction. At the First Effective Time, each share of common stock of Terminix (“Terminix common stock”), par value $0.01 per share, issued and outstanding (other than certain excluded shares as described in the Merger Agreement) was converted into the right to receive, at the prior election of each holder (each, an “Election”) and subject to certain allocation and proration provisions of the Merger Agreement, either:

•	a number of American depositary shares of Rentokil Initial (“Rentokil Initial ADSs”) (each representing a beneficial interest in five ordinary shares of Rentokil Initial) equal to (A) 1.0619 (the “Exchange Ratio”) plus (B) the quotient of $11.00 (the “Per Share Cash Amount”) and the volume weighted average price (measured in U.S. dollars) of Rentokil Initial ADSs (measured using the volume weighted average price of Rentokil Initial ordinary shares multiplied by the number of Rentokil Initial ordinary shares represented by each Rentokil Initial ADS) for October 10, 2022, the trading day that was two trading days prior to the Closing Date (such price, the “Rentokil Initial ADS Price,” and such number of Rentokil Initial ADSs, the “Stock Consideration”); or

•	an amount in cash, without interest and in U.S. dollars, equal to (A) the Per Share Cash Amount plus (B) the product of the Exchange Ratio and the Rentokil Initial ADS Price (the “Cash Consideration” and, together with the Stock Consideration, the “Merger Consideration”).

The Election deadline for the Merger Consideration was 5 p.m. Eastern Time on October 6, 2022. Based on the final results of the Elections and the terms of the Merger Agreement:

•	holders of 82,919,979 shares of Terminix common stock elected to receive Stock Consideration or did not make an Election and thus were deemed to have made an Election to receive Stock Consideration, and each such holder is entitled to receive in respect of such shares, in accordance with the allocation and proration mechanisms in the Merger Agreement, 1.4899 Rentokil Initial ADSs per share of Terminix common stock; and

•	holders of 38,693,211 shares of Terminix common stock elected to receive Cash Consideration, and each such holder is entitled to receive in respect of such shares, in accordance with the allocation and proration mechanisms in the Merger Agreement, (i) 0.1447 Rentokil Initial ADSs per share of Terminix common stock and (ii) $34.57 in cash per share of Terminix common stock.

Each Terminix stockholder will receive cash in U.S. dollars (without interest) in lieu of any fractional Rentokil Initial ADSs that such stockholder would otherwise receive in the Transaction. Any cash amounts to be received by a Terminix stockholder in lieu of any fractional Rentokil Initial ADSs will be rounded down to the nearest cent.

In addition, under the Merger Agreement, at the First Effective Time:

•	each outstanding Terminix equity award that was then vested was converted into the right to receive an amount in cash equal to the Cash Consideration (for Terminix stock options, less the applicable exercise price);

•	each outstanding Terminix equity award that was not then vested was assumed by Rentokil Initial and (a) (i) for Terminix stock options and Terminix time-vesting restricted stock units, each such award was converted into a number of options and time-vesting restricted stock units, respectively, covering 1,434,866 Rentokil Initial ADSs in the aggregate, (ii) for Terminix performance-based restricted stock units (“Terminix PSUs”) granted prior to the date of the Merger Agreement, each such award was converted into a number of restricted stock units subject to time-vesting only covering 219,506 Rentokil Initial ADSs in the aggregate, calculated based on the greater of the actual level of performance metric achievement applicable to the Terminix PSUs or target performance achievement, as determined by the Terminix board of directors and (iii) for Terminix PSUs granted after the date of the Merger Agreement, each such award was converted into a number of performance-based restricted stock units covering 85,037 Rentokil Initial ADSs in the aggregate, calculated based on target performance achievement; and (b) otherwise will continue to vest and be settled on the same terms and conditions as applicable to the Terminix awards prior to the consummation of the Transaction (except that, consistent with the Terminix equity plan, such unvested converted awards will fully vest upon a qualifying termination of employment occurring after the consummation of the Transaction); and

•	each outstanding Terminix director deferred share equivalent (“Terminix DSE”) was converted into an amount in cash equal to the Cash Consideration, and otherwise was paid on the same terms and conditions as applicable under the Terminix DSE award agreement.

The foregoing description of the Transaction and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger and the Amendment, which are filed as Exhibits 2.1 and 2.2, respectively, to this Current Report on Form 8-K. The information contained in the Explanatory Note and Item 3.01 of this Current Report on Form 8-K and Exhibits 2.1 and 2.2 to this Current Report on Form 8-K are incorporated into this Item 2.01 by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, in connection with the completion of the Transaction, Terminix notified the New York Stock Exchange (the “NYSE”) that the Transaction had been completed and requested that trading of Terminix common stock be suspended prior to the opening of trading on the Closing Date. In addition, Terminix requested that the NYSE file with the U.S. Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration on Form 25. In accordance with Terminix’s request, the NYSE filed a Form 25 to delist the Terminix common stock from the NYSE and deregister Terminix common stock under Section 12(b) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Surviving Company intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the suspension of the Surviving Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act and the termination of the registration of Terminix common stock under Section 12(g) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated in this Item 3.01 by reference.

Item 3.03.	Material Modifications to Rights of Security Holders.

At the First Effective Time, each holder of Terminix common stock issued and outstanding immediately prior to the First Effective Time (other than certain excluded shares as described in the Merger Agreement) ceased to have any rights as a holder of Terminix common stock, other than the right to receive the Merger Consideration.

The information set forth in Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01.	Changes in Control of Registrant.

At the First Effective Time, a change in control of Terminix occurred and Terminix became an indirect wholly owned subsidiary of Rentokil Initial.

The information set forth in the Explanatory Note and Items 2.01 and 5.02 is incorporated into this Item 5.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, (i) effective as of the First Effective Time, the directors of Merger Sub I immediately prior to the First Effective Time shall be the directors of Terminix immediately following the First Effective Time and the officers of Terminix immediately prior to the First Effective Time shall be the officers of Terminix immediately following the First Effective Time and (ii) from and after the Second Effective Time, the directors and officers of Terminix immediately prior to the Second Effective Time shall cease to be such directors and officers, respectively, and the Surviving Company shall be managed by its sole member, Bidco.

Robert J. Riesbeck, Executive Vice President and Chief Financial Officer; David M. Dart, Senior Vice President, Chief Human Resources Officer; Deidre Richardson, Senior Vice President, General Counsel and Secretary; and Dion Persson, Senior Vice President, Strategy and Mergers & Acquisitions (the “Executives”), who are all named executive officers of Terminix will depart from Terminix effective October 27, 2022, following the successful completion of the acquisition of Terminix by Rentokil Initial. Under the conditions of their departure and subject to the execution without revocation of a release of claims and continued compliance with certain restrictive covenants, each Executive will be entitled to the severance benefits described under “Interests of Terminix’s Directors and Executive Officers in the Transaction--Severance Benefits” in Terminix’s definitive proxy statement filed with the SEC on September 7, 2022. In addition, any outstanding and unvested equity awards held by the Executives upon their departure will accelerate in full, in accordance with the terms of conditions of the applicable award agreements.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, (i) at the First Effective Time, the certificate of incorporation and the bylaws of Terminix were amended and restated to read in their entirety as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 5.03 by reference and (ii) after giving effect to the Second Merger, the certificate of formation and limited liability company agreement of Merger Sub II continued in full force and effect as the organizational documents of the Surviving Company, each of which is filed herewith as Exhibits 3.3 and 3.4 respectively, to this Item 5.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of December 13, 2021, by and among Terminix Global Holdings, Inc., Rentokil Initial plc, Rentokil Initial US Holdings, Inc., Leto Holdings I, Inc. and Leto Holdings II, LLC (incorporated by reference to Exhibit 2.1 to Terminix’s Current Report on Form 8-K filed with the SEC on December 14, 2021).*
2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 14, 2022, by and among Terminix Global Holdings, Inc., Rentokil Initial plc, Rentokil Initial US Holdings, Inc., Leto Holdings I, Inc. and Leto Holdings II, LLC (incorporated by reference to Exhibit 2.1 to Terminix’s Current Report on Form 8-K filed with the SEC on March 15, 2022).
3.1	Amended and Restated Certificate of Incorporation of Terminix Global Holdings, Inc.
3.2	Amended and Restated Bylaws of Terminix Global Holdings, Inc.
3.3	Certificate of Formation of Leto Holdings II, LLC.
3.4	Limited Liability Company Agreement of Leto Holdings II, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Terminix hereby undertakes to furnish supplemental copies of any of the omitted schedules or exhibits upon request by the SEC; provided, that Terminix may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2022

TERMINIX HOLDINGS, LLC
(as successor by merger to Terminix Global Holdings, Inc.)

By: RENTOKIL INITIAL US HOLDINGS, INC., its managing member

By:	/s/ Stuart Ingall-Tombs
	Name:	Stuart Ingall-Tombs
	Title:	President